UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                              SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant     X
                           ---

Filed by a Party other than the Registrant     ___

Check the appropriate box:

___   Preliminary Proxy Statement

___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 X    Definitive Proxy Statement
---

___   Definitive Additional Materials


___   Soliciting Material Pursuant to Section 240.14a-12


                            COMMERCE GROUP CORP.
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            (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X    No fee required.
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___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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      ___ Fee paid previously with preliminary materials.

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      ___ Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

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                        COMMERCE GROUP CORP.
                       6001 NORTH 91ST STREET
                   MILWAUKEE, WISCONSIN 53225-1795


              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              TO BE HELD ON FRIDAY, DECEMBER 19, 2008

To the Shareholders of Commerce Group Corp.:

The Annual Meeting of Shareholders (the "Annual Meeting") of Commerce Group Corp. (the "Company"), a Wisconsin corporation, will be held at the Whitefish Bay Library Program Room, 5420 North Marlborough Drive,
Whitefish Bay, Wisconsin 53217, on Friday, December 19, 2008, at 2:00 p.m. (local time) for the following purposes:

1. To elect one director to serve for the period specified herein and until his or her successor is elected and qualified;

2. To ratify the Audit Committee's appointment of Chisholm, Bierwolf & Nilson, LLC, as the Company's independent auditors for the Company's fiscal year ended March 31, 2009; and

3. To consider and vote upon such other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on Tuesday, October 21, 2008, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of shareholders entitled to vote at this Annual Meeting shall be open to the examination of any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company headquarters at 6001 North 91st Street, Milwaukee, Wisconsin 53225.

YOU ARE INVITED TO ATTEND THIS MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IF YOU PLAN TO ATTEND OR DO NOT ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. IF YOU RETURN AN EXECUTED PROXY AND THEN ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. IF YOU ARE NOT ABLE TO ATTEND, YOUR WRITTEN PROXY WILL ASSURE THAT YOUR VOTE IS COUNTED. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

                                 By Order of the Board of Directors


                                 /s/ Edward A. Machulak


                                 Edward A. Machulak

October 21,  2008                Chairman of the Board, President
Milwaukee, Wisconsin             and Chief Executive Officer

                        COMMERCE GROUP CORP.
                       6001 NORTH 91ST STREET
                   MILWAUKEE, WISCONSIN 53225-1795


                          PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS

                         DECEMBER 19, 2008

                         -----------------


This Proxy Statement is furnished to the shareholders of Commerce Group Corp. (the "Company" or "Commerce") a Wisconsin corporation, in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company. The Annual Meeting will be held on Friday, December 19, 2008, at 2:00 p.m. (Central daylight time) at the Whitefish Bay Library Program Room, 5420 North Marlborough Drive, Whitefish Bay, Wisconsin 53217, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses will be paid by the Company.

All proxies that are properly executed and received at or prior to the Annual Meeting will be voted at the Annual Meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the Annual Meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted: "FOR" the election of the nominee for the director named in this Proxy Statement; "FOR" the ratification of Chisholm, Bierwolf & Nilson, LLC as the Company's independent auditors for the Company's fiscal year ended March 31, 2009, and in the proxy holders' discretion on such other business as may properly come before the Annual Meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the Annual Meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you hold common stock through a broker or nominee, you may vote in person at the Annual Meeting only if you have obtained a signed legal proxy from your broker or nominee giving you the right to vote your shares or letter from that broker or nominee that confirms that you are the beneficial owner of those shares.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE FIRST BEING SENT TO SHAREHOLDERS ON OR ABOUT OCTOBER 21, 2008. THE COMPANY WILL BEAR THE COST OF PREPARING, ASSEMBLING, AND MAILING THE NOTICE, PROXY STATEMENT, AND FORM OF PROXY FOR THE ANNUAL MEETING.

SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to its exercise by giving written notice to the Secretary of the Company. If you return an executed proxy and then attend the Annual Meeting, you may revoke your proxy and vote in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

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                           VOTING SECURITIES

All voting rights are vested exclusively in the holders of the Company's common stock, $.10 par value (the "common stock"), with each share entitled to one vote. Only shareholders of record at the close of business on October 21, 2008, are entitled to notice of and to vote at the Annual Meeting or any adjournment. At the close of business on June 30, 2008, there were 30,715,869 shares of common stock issued and outstanding.

The close of business on October 21, 2008 has been fixed as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of June 30, 2008, there were issued, outstanding and entitled to vote 30,715,869 shares of Commerce's common stock, $.10 par value. All voting rights are vested exclusively in the holders of Commerce's common stock. Each share of common stock entitles the shareholder to one vote on all matters presented at the Meeting.

The holders of stock having a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, when present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the voting power entitled to vote thereat present in person or represented by proxy at any such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting unless otherwise required by statute, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Nothing in the Company's By-Laws s hall affect the right to adjourn a meeting from time to time when a quorum is present.

Cumulative voting is not allowed for any purpose. Assuming a quorum is present, the nominee receiving the highest number of votes cast will be elected as a director; and holders of the majority of common stock represented at this meeting in person or by proxy and entitled to vote on the subject matter are necessary to ratify the Audit Committee's appointment of Chisholm, Bierwolf & Nilson, LLC, as the Company's independent registered public accounting firm for the fiscal year ended March 31, 2009.

An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote "AGAINST" the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will be treated as present for determining whether the quorum requirement is satisfied, but will not be treated as shares present and entitled to vote on the proposal and will not affect the outcome of the vote on a proposal.

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     SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND RELATED PARTIES

The following table sets forth certain information regarding the beneficial ownership of Commerce's common shares as of June 30, 2008, by
(i) each of its directors who own Commerce common shares; (ii) all directors and officers as a group; and (iii) each person or entity known by the Company to be the beneficial owner of more than 5% of its outstanding stock. Unless otherwise noted, each shareholder has sole investment and voting power over the shares owned.

                                                       Amount and Nature of
Name and Address of                                 Beneficial Ownership (1)(2)
Beneficial Owner*            Position                     Shares     Percent
-------------------          --------                     ------     -------
Edward L. Machulak,   Late Chairman of the Board,
deceased              Director, President,
                      Treasurer, Director Emeritus,
                      Member of Executive Committee    1,291,072(3)    4.20%

Edward L. Machulak
Rollover Individual
Retirement Account                                     2,353,670       7.66%

Edward A. Machulak    Chairman of the Board,
                      Director, President, Director
                      Emeritus and Member of
                      the Executive Committee          1,492,512(4)    4.86%

Sidney Sodos          Vice President, Director
                      and Treasurer and Member of
                      the Executive Committee as
                      of October 26, 2007                363,118       1.18%

John H. Curry         Executive Vice President
                      and Director and Member of
                      the Executive Committee as
                      of October 26, 2007                338,998       1.10%

General Lumber &
Supply Co., Inc.
(General Lumber)                                       3,213,600(3)   10.46%
                                                       ------------   ------
All Directors,
Officers and
Affiliates as a Group                                  9,052,970      29.47%


*All directors and beneficial owners listed above can be contacted through Commerce's offices located at 6001 N. 91st Street, Milwaukee, Wisconsin 53225-1795.

(1) Unless otherwise indicated, shares shown as beneficially owned are those as to which the named person possesses sole voting and investment power.

(2) All shares indicated are common shares and percent calculations are based on the total common shares issued and outstanding as of June 30, 2008.

(3) The 3,644,742 common shares owned directly by the late Edward L. Machulak and his Rollover Individual Retirement Account as of June 30, 2008, do not include the 3,213,600 common shares owned by General Lumber, a privately-held company in which the late Edward L. Machulak owns 55% of its common shares. If the 3,213,600 General Lumber owned shares were added to the 3,644,742 common shares owned by him and his Rollover Individual Retirement Account directly, then the total shares under his control would amount to 6,858,342 and would represent a 22.33% ownership of shares based on 30,715,869 common shares issued and outstanding as of June 30, 2008.

     The number of common shares owned by Sylvia Machulak, wife of the late Edward L. Machulak, the former President of the Company, personally as of June 30, 2008 is 438,186. The number of shares owned by the Sylvia Machulak Rollover Individual Retirement Account as of June 30, 2008 is 342,781. If the 780,967 shares owned by Sylvia Machulak and her Rollover Individual Retirement Account were added to the 6,858,342 above described shares owned by the late Edward L. Machulak, his Rollover Individual Retirement Account and General Lumber, then the total shares would amount to 7,639,309, or a 24.87% ownership. Mr. Machulak disclaimed any beneficial interest in these shares owned by Sylvia Machulak, or her Rollover Individual Retirement Account.

(4) Does not include 1,000 shares owned by Carol A. Machulak, Edward A. Machulak's wife, or 47,500 shares held by him and his wife for their child under the Uniform Gift to Minor's Act, in which he disclaims any beneficial interest.


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



                         PRINCIPAL SHAREHOLDERS

Other than the shareholders mentioned in this proxy statement, there are no known shareholders that reported that they beneficially own more than 5% of the voting securities as defined within the meaning of the rules of the Securities and Exchange Commission as of the date of filing this proxy statement.

   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that directors, executive officers and beneficial owners of 10% or more of any class of equity securities report to the Securities and Exchange Commission changes in their beneficial ownership of the Company's Capital Stock and that any late filings be disclosed. Based solely on a review of the copies of such forms furnished to the Company, or representations that no Form 5 was required, the Company believes that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners during its fiscal year ended March 31, 2008.

PROPOSAL NO. 1--ELECTION OF ONE DIRECTOR

NOMINEE FOR ELECTION

Under the Company's current Wisconsin Certificate of Incorporation the business and affairs of the Company shall be managed and controlled by the Board of Directors. The Company's directors, for continuity, are divided into three Classes: I, II and III, to permit staggered terms for each class of directors; they are elected for a three-year term. They are elected by class at each annual shareholder's meeting. Edward L. Machulak, the Company's long-time Chairman and Class I Director died on October 21, 2007. At this Annual Shareholders' Meeting, one Class I Director will be elected to fill the vacancy left by Edward L. Machulak's death. This Class I Director will be elected to serve until such time as his or her successor shall be elected and qualified. The nominee receiving the greatest number of votes at this Annual Shareholders' Meeting for the Class I Director position will be elected. The number of directors which shall constitute the whole board shall be five, but such number may be altered from time to time by amendment of the By-Laws, provided that such number shall not be less than three nor more than twelve. Presently, three directors constitute the total number of directors. None of the directors qualify as being independent; therefore, all of the directors in concert serve and act on all committees established by the directors.

The nominee for election as a Class I Director at this Annual Shareholders' Meeting is set forth in the table below. The nominee has consented to serve as a director, if elected. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR such nominee. In the event that the nominee for a director should before the meeting become unable to serve, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, each nominee will be available to serve.

The Board of Directors unanimously recommends that you vote "FOR" the nominee listed below.
                                                       Class Expiration
     Nominee      Age      Position   Director Since   of Term of Office
     -------      ---      --------   --------------   -----------------
Sylvia Machulak   76       Director   Upon election,     Class I, 2011
                                     she will become         Annual
                                    a Class I Director.  Shareholders'
                                                            Meeting


                                  4

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CLASS I DIRECTOR - NOMINEE WHOSE TERM, IF ELECTED, EXPIRES IN 2011

SYLVIA MACHULAK, age 76, is the wife of Edward L. Machulak, the Company's long-time Chairman who died on October 21, 2007. She has acted as a consultant for the Company since 1962. Mrs. Machulak is also the current president of General Lumber & Supply Co., Inc., in Milwaukee, Wisconsin.

DIRECTORS WHOSE TERMS OF OFFICE HAVE NOT EXPIRED

CLASS II DIRECTORS - TERMS EXPIRE IN 2009

JOHN H. CURRY, age 67, has been a Class II Director since October 18, 2002. On May 10, 2004 he became a non-independent member of the Audit, Compensation, Corporate Governance and Nominating Committees. He was elected as Executive Vice President and as a Member of the Executive Committee on October 26, 2007. Mr. Curry is an economist and was an economic advisor to the U.S. Government during more than 23 years in the Foreign Service working in U.S. Embassies abroad. He has broad financial and management executive skills in the public and private sector with knowledge and experience in dealing with international financial organizations. He has extensive experience with foreign governments, including international economic policy and trade relations, as well as familiarity with energy and mining markets, and has the ability to operate effectively in foreign cultures. He qualifies as an audit committee financial expert.

From 1993 to February 2003, he was the Assistant Director of Marketing and Chief Economist for Watanabe and Associates, Inc. and related firms CKC and KSK. On a part-time basis, he worked from December 2000 to December 2003 as an analyst and writer on international trade and economics for the website of the Summit of the Americas Center at Florida International University. From 1989 to 1993 he was employed by AmeriSecurities Corp., Continental Sales Company and Latine-Europe Corporation performing securities sales and marketing in Latin America and the Caribbean. From 1966 to 1989 he was employed by the U.S. Department of State - Foreign Service in various capacities, but primarily as an Economic Counselor for the U.S. Embassies in Mexico, Tunisia, Bolivia, Nicaragua, Costa Rica, El Salvador and Portugal. He then retired from the service.

He earned a Master of Arts in Applied Economics from the University of Michigan and a Bachelor of Arts in International Studies from Ohio State University. He also completed graduate courses in economics at the University of Detroit and accounting courses at Wayne State University, as well as many short courses with the Foreign Service Institute, Department of State, Washington, D.C. He is fluent in Spanish and has a working knowledge of Portuguese.

EDWARD A. MACHULAK, age 56, (Chairman and President) has been a Class II Director since October 28, 1985, and he was elected as a member of the Directors' Executive Committee on March 11, 1991. On May 10, 2004, he became a non-independent member of the Audit, Compensation, Corporate
Governance and Nominating Committees.   He also qualifies as a Director
Emeritus.  Following the death of the late Chairman and President Edward
L. Machulak, Edward A. Machulak was appointed as Temporary Chairman until the Company's annual meeting scheduled for October 26, 2007. At the
Board of Directors' Meeting which following the Annual Shareholders' Meeting, the Board of Directors appointed him as the Chairman, President and Chief Executive Officer of the Company.  Prior to this appointment
Mr. Edward A. Machulak served as the Executive Vice President since
October 16, 1992 and as Secretary since January 12, 1987.  He was the
Assistant Secretary from April 15, 1986 through January 12, 1987.   He is
also a Director and President of: Homespan Realty Co., Inc., San Luis Estates, Inc. and San Sebastian Gold Mines, Inc. He was a Director and Secretary of Ecomm Group Inc. from 1997 to May 16, 2000. On May 17, 2000 he was elected as a Director and President of Ecomm Group Inc. His business experience is as follows: Director and Corporate Secretary of General Lumber & Supply Co., Inc., a building material wholesale and retail distribution center from April 1, 1970 to November 1983; Director and President of Gamco, Inc., a marketing and advertising company, from November 1983 to present; Director and President of Circular Marketing, Inc., an advertising and marketing business, from March 1986 to present; Director and President of MacPak, Inc., an Internet developer, since September 26, 1996 to present; Director and President of Edjo, Ltd., a company involved in the development, subdividing and sale of land and real estate from June 7, 1973 to present; Director and President of Landpak, Inc., a corporation which owns, operates, manages and sells real estate from September 1985 to present; and he was involved in other corporate real estate ventures and business activities since 1976. Reference is made to the notes of the Executive Compensation Summary Compensation Table for more information.

CLASS III DIRECTOR - TERM EXPIRES IN 2010

SIDNEY SODOS, age 70, has been a Class III Director since February 9, 1998. Since May 10, 2004, he has been a non-independent member of the Audit, Compensation, Corporate Governance and Nominating Committees. He was elected as Vice President and Treasurer and as a Member of the Executive Committee on October 26, 2007. Mr. Sodos was the senior member of the law firm of Sodos & Kafkas, S.C. and on July 1, 2003 he became a member of the law firm of Machulak, Robertson & Sodos, S.C. He is licensed and has practiced law in the federal and state courts in the State of Wisconsin for a period of more than 39 years. He specializes in corporate litigation and media law. He was the Executive Director of the American Federation of Television and Radio Artists in the States of Wisconsin and Illinois (1974-1981). He served as a member of the North Shore East Water Trust, a division of a local municipality. He also was a moderator of a radio program (WTMJ Milwaukee, Wisconsin) "The Law and

CORPORATE GOVERNANCE, BOARD MATTERS AND ETHICS

Commerce is committed to having sound corporate governance principles. Having such principles is essential to running Commerce's business efficiently, however practicality must prevail in operating a small business. Presently, none of its directors qualify as being independent. Edward A. Machulak is an officer of the Company and Messrs. Sodos and Curry provide legal and consulting services. The directors believe that collectively due to many years of experience they are capable of providing advice and direction that is in the best interest of the shareholders.

The directors have a reputation for being transparent, dependable, honest and ethical in their many years of being in business. Historical information supports their disciplined conduct, experience, knowledge, fair, full and timely disclosures, their determination to comply with laws, rules and regulations, and accountability to respect the code of business conduct and ethics.

BOARD MEETINGS AND COMMITTEES

All of the directors holding office attended 100% of each of the nine scheduled meetings and the Annual Meeting of the directors. The standing committee of the Board of Directors is composed of the following: Executive Committee, Edward A. Machulak; John H. Curry and Sidney Sodos, and the Audit Compensation, Corporate Governance and Nominating Committee consists of all of the directors.

COMPENSATION OF DIRECTORS

In the past, the director's fees of $1,200 for each meeting (excluding the President) were based on a minimum of four quarterly scheduled meetings held in February, May, August and November of each year. Following the death of the late President Edward L. Machulak on October 21, 2007, the directors found it necessary to reschedule their meeting dates and to meet on a more frequent basis at a fee of $400 per meeting and $1,200 per quarterly meeting beginning February 2008. All of the Directors met monthly from November through March 31, 2008. In addition two separate meetings were held in January and February (quarterly meeting) of 2008. The fees, together with travel and out-of-pocket expenses, if any, are payable quarterly on the date of each quarterly scheduled meeting or if no quarterly meeting is held then such fees are payable on the second Monday of said month that the meeting was to be held. On January 1, 1981, the directors unanimously agreed by resolution that cash payment of directors' fees will be deferred until such time as the Company has adequate annual operating profits and a cash flow to make such payments. This resolution was reconfirmed on October 16, 1992. On September 16, 1994, at the Annual Directors' Meeting, the directors unanimously adopted a resolution that in lieu of cash payment of directors' fees, which are subject to the Company realizing a profit, and adequate cash flow, the directors have an option to exchange the amount due to them for the Company's common shares on or before the close of each fiscal year based on a formula determined by the directors. The directors, in order to have a vested interest in the Company, are encouraged to own the Company's common shares. The directors, at a regularly scheduled directors' meeting held on February 8, 2008, established the conversion price for these and other


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common shares to be issued to be based on the average closing bid price of the shares traded during a period of time beginning on December 1st through the second Friday in February, but not less than the par value of $.10 per share. The average closing price during the 70-day period from December 1, 2007 through February 8, 2008 was $.22 a share. Therefore, $.22 per share was used in determining the number of shares issued for employee bonuses, consultants, and services rendered, and for other authorized purposes through the fiscal year ended March 31, 2008. During March 2008, all of the directors and officers exercised their rights to convert the $24,200 due to them for director fees and officer compensation for 110,000 of the Company's common shares. In addition, one director provided consulting services and received 29,773 of the Company's common shares (valued at $6,550).

SHAREHOLDER COMMUNICATIONS TO THE DIRECTORS

Any shareholder may communicate directly with the Board of Directors (or any individual director) by writing to the Chairman of the Board, Commerce Group Corp., 6001 North 91st Street, Milwaukee, Wisconsin 53225-1795. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chairman will forward the shareholder's communication to the appropriate director. Any communication relating to accounting, auditing or fraud should be immediately forwarded to the Chairman of the Audit Committee.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics ("Code") applicable to its officers, directors, and employees, which includes the principal executive officer, principal financial officer and principal accounting officer. The Board has also adopted an additional Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The purpose of the Code is to provide legal and ethical standards to deter wrongdoing and to promote:

1.  Honest and ethical conduct;
2.  Full, fair, accurate, timely and understandable disclosures
3.  Compliance with laws, rules, and regulations;
4.  Prompt internal reporting of violations of the Code; and
5.  Accountability for adherence to the Code.

EXECUTIVE COMMITTEE

The Executive Committee of the Board of Directors consisted of the late President Edward L. Machulak and Edward A. Machulak. Following the death of Edward L. Machulak on October 21, 2007, the Executive Committee members became Messrs. Edward A. Machulak, John H. Curry and Sidney Sodos.. The Executive Committee was formulated to provide the authority to act on behalf of the directors during such time when the directors are not in session; at this time, three directors are elected to this committee. The Executive Committee provides additional resources to assist management in making strategic decisions and consults with management on technical, tactical, organizational and administrative matters, acquisitions and dispositions, exploration targets, mergers and policies regarding the long-term growth of the Company. During this fiscal year, the Executive Committee met at least once each month, except when the quarterly directors' meetings were held. Late President Edward
L. Machulak and Edward A. Machulak met for a total of five meetings and following the death of Edward L. Machulak on October 21, 2007, Messrs. Edward A. Machulak, John H. Curry and Sidney Sodos met for a total of six meetings. The fee paid to a Director of the Executive Committee, (except the President), is $400 for each meeting attended.

AUDIT COMMITTEE

The Audit Committee of the Board of Directors was formed on February 9, 1998. Since May 10, 2004, none of the directors qualify as being independent and the Board decided that the entire Board act on any matter pertaining to this committee. Messrs. John H. Curry and late President Edward L. Machulak qualified as Audit Committee financial experts as defined in Item 401(h) of Regulation S-K. Four Audit Committee meetings were held in this fiscal year. It meets before the regular quarterly and annual directors' meetings. There is no additional compensation paid for being a member of the Audit Committee. The directors firmly believe, despite the fact that they are classified as being non-independent, that collectively they are capable of providing advice and counsel that will be in the best interest of the shareholders. The Audit Committee reviews, acts on with respect to auditing performance and practices, risk management, financial and credit risks, accounting policies, internal control, tax matters, financial reporting and financial disclosure practices of the Company. The Audit Committee is responsible for reviewing and selecting the Company's independent registered public accounting firm, reviewing the scope of the annual audit, pre-approving the nature of non-audit services, approving the fees to be paid to the independent registered public accounting firm, reviewing the performance of the Company's independent registered public accounting firm, reviewing the accounting practices of the Company and other tasks as described in the Audit Committee's Charter. The Audit Committee also recommends the choice of independent public accountants to be retained. The Audit Committee has the sole authority to retain and terminate the Company's independent public accountants, approve all auditing services and related fees and the terms thereof and to pre-approve any non-audit services to be rendered by the Company's independent accountants from Audit Committee meetings that were held during the fiscal year ended March 31, 2008.
The Board approved Charter of the Audit Committee is available at http://www.commercegroupcorp.com or by writing to the Company, attention Investor Relations. The contents of the Company's website are not incorporated into this Proxy Statement.

COMPENSATION COMMITTEE

The Compensation Committee consists of its entire Board of Directors. None are independent. The directors are responsible for establishing the total compensation for Executive Officers, including, but not limited to, salaries, bonuses, and all equity-based compensation, evaluating the performance of the Chief Executive Officer, for reviewing general plans of compensation and benefit programs for Company employees, for recommending director compensation, and for reviewing and approving bonus
and other awards.   The directors held one meeting during the Company's
fiscal year. The Board approved Charter of the Compensation Committee is available at http://www.commercegroupcorp.com or by writing to the Company, attention Investor Relations. The contents of the Company's website are not incorporated into this Proxy Statement.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee consists of the entire Board of Directors. The entire Board of Directors are responsible for the development of governance guidelines and practices for the effective operation of the Board in fulfilling its responsibilities; the review and assessment of the performance of the Board; and the nomination of prospective directors for the Company's Board of Directors and Board committee memberships. The Nominating Committee also selects and recommends the nominees to be elected as corporate officers by the Board of Directors. The Company regularly monitors developments in the areas
of corporate governance.   The Charter of the Corporate Governance and
Nominating Committee is available at http://www.commercegroupcorp.com or by writing to the Company, attention Investor Relations. The contents of the Company's website are not incorporated into this Proxy Statement.

During the Company's fiscal year ended March 31, 2008, the Board of Directors held nine meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Corporate Governance and Nominating Committee held one meeting. All of the directors and the nominees holding office attended 100% of the board meetings and meetings of committees of which they are members. All of the Company's directors were present at the Annual Meeting held on October 26, 2007.

CONSIDERATION OF DIRECTOR NOMINEES

Shareholder Nominees

If a Shareholder wishes to recommend a nominee for the Board of Directors, the Shareholder should write to the Corporate Secretary of the Company at:

Corporate Secretary
Commerce Group Corp.
6001 North 91st Street
Milwaukee, Wisconsin  53225-1795

Shareholders should specify the name and address of the nominee and the qualifications of such nominee for membership on the Board of Directors. All such recommendations will be brought to the attention of the Corporate Governance and Nominating Committee, which consists of all of the directors.

Evaluating Nominees for Director

Nominations for open Board positions may come from a variety of sources including business contacts of current and former directors or officers, the use of a professional search firm selected by the Corporate Governance and Nominating Committee and shareholder nominations. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, skills and experience on the Board. Each nominee will be considered based on the need or desire to fill existing vacancies or expand the size of the Board and otherwise to select nominees that best suit the Company's needs.

Director Qualifications

Director candidates will be evaluated from time to time based on criteria developed by all of the Directors which form the Corporate Governance and Nominating Committee for each individual vacancy. Qualifications that will be considered for all nominees include, but are not limited to:

* the ability of the prospective nominee to represent the interests of the shareholders of the Company;

* the prospective nominee's personal, professional experiences and expertise;

* the prospective nominee's standards of integrity, trustworthiness, honesty, commitment and independence of thought and judgment;

* the prospective nominee's ability to dedicate sufficient time, energy and attention to the performance of the required responsibility;

* the understanding and acceptance of the Company's corporate philosophy, commitment to representing the interest of the shareholders and relevant experience and expertise in technical, financial, operational or management areas.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Registrant, with the approval and consent of the Board of Directors, engaged the firm of Chisholm, Bierwolf & Nilson, LLC of Bountiful, Utah as its new independent registered public accounting firm to audit the financial records of the Company for the fiscal years ended March 31, 2007 and 2008. This firm is registered with the Public Company Accounting Oversight Board (PCAOB). The Company also retained Chisholm, Bierwolf & Nilson, LLC to audit the financial records for the fiscal year ended March 31, 2009.

PROPOSAL NO. 1. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors each recommend that the stockholder ratify the appointment of the accounting firm of Chisholm, Bierwolf & Nilson, LLC of Bountiful, Utah to serve as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2009. Chisholm, Bierwolf & Nilson, LLC has served in such capacity in connection with the 2004 through 2008 audits. The Audit Committee has adopted policies and procedures which require the Audit Committee to pre-approve all auditing service and the term thereof and non-audit related services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended, or the applicable rules of the Securities and Exchange Commission or the Public Accounting Oversight Board) to be provided to the Company by the independent registered public accounting firm.

Although ratification of the appointment of the accountant by the shareholders is not legally required, the Audit Committee and the Company's Board of Directors believe such ratification to be in the best interest of the Company. If the shareholders do not ratify this appointment, other firms of certified public accountants will be
considered by the Board of Directors.   A representative may attend the
Annual Meeting in person or via electronic communication and will have the opportunity to make a statement and respond to appropriate questions. The directors recommend that the shareholders vote FOR such appointment. Proxies solicited by the directors will be so voted unless shareholders specify in their proxies a contrary choice.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF CHISHOLM, BIERWOLF & NILSON, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED MARCH 31, 2009.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Company under those statutes.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Act of 1934, as amended and operates under a written charter adopted and approved by the Board. The Audit Committee approves and recommends to the Board the election, retention or termination of the independent registered public accounting firm ("auditors"), approves services to be rendered by the auditors and the related compensation, monitors the auditors' performance; reviews the results of the Company's audit; determines whether to recommend to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report; reviews the Company's system of internal control and responds to other matters as outlined in the Audit Committee Charter and reports to the Board thereon.

The Audit Committee of the Board of Directors has oversight responsibility for the Company's financial reporting processes and the quality of its financial reporting. In reporting this oversight function, the Audit Committee relied upon information and advice received in discussions with the Company's management and with the auditors, Chisholm, Bierwolf & Nilson, LLC.

Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

In connection with the March 31, 2008 financial statements, the Audit
Committee: (1) reviewed the audited financial statements with management including the quality of the accounting principles applied and significant judgments used in preparing the Company's financial statements, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61, including the independent auditor's judgment of accounting principles applied and significant judgments used in preparing the Company's financial statements, and (3) reviewed and discussed with the auditors the independence of Chisholm, Bierwolf & Nilson, LLC. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2008 filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Edward A. Machulak (Chairman)
John H. Curry
Sidney Sodos

AUDIT FEES


The audit fees for the years ended March 31, 2008 and 2007 respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company's Sarbanes-Oxley Section 404 requirements and assistance with review of documents filed with the SEC. There was no income tax work performed by the auditors, Chisholm, Bierwolf & Nilson, LLC during 2008 or 2007. Chisholm, Bierwolf & Nilson, LLC's audit fees, excluding all travel and lodging expenses are as follows for the fiscal year ended March 31, 2008: (up to $10,800 excluding travel and lodging expenses) and for the fiscal years ended March 31, 2007, $10,800.

The Audit Committee has established procedures in order to safeguard the independence of the auditors. For any proposed engagement to perform
non-audit service:   (i) management and the auditor must affirm to the
Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (ii) management must describe the reasons for hiring the auditor to perform the services; and (iii) the auditor must affirm to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to the chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. No non-audit related services were performed by Chisholm, Bierwolf & Nilson, LLC for the fiscal years ended March 31, 2008, 2007 and 2006.

                          EXECUTIVE COMPENSATION


REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Compensation Committee, which consists of the entire Board of Directors, has furnished the following report on executive compensation for its fiscal year ended March 31, 2008.

The Company's executive compensation program is administered by all of the directors; presently Edward A. Machulak, Sidney Sodos and John H. Curry. None of the directors are considered to be independent. During the fiscal year ended March 31, 2008, the directors have considered many factors such as business performance, cash preservation, Company goals, and any other components necessary to arrive at a just compensation for the Company's Officers. They also considered the needs of attracting, developing, rewarding and retaining highly qualified and productive individuals by providing them with attractive compensation awards. The directors want to ensure compensation levels that are externally competitive and internally equitable, therefore, the directors agreed to provide an encouraging executive stock ownership program to enhance a mutuality of interest with other shareholders. The directors are committed to a strong, positive link between the Company's achievement of its goals , taking into consideration its financial condition, compensation and benefit plans. The specific duties and responsibilities of the Compensation Committee are described in the Charter of the Compensation Committee which is available at http://www.commercegroupcorp.com or by writing to the Company, attention Investor Relations. The contents of the Company's website are not incorporated into this Proxy Statement.

BASE SALARY

The directors review each officer's salary annually. In determining appropriate salary levels, they consider the level and scope of responsibility, experience, initiative, specific individual performance, achievements, internal equity, as well as pay practices of other companies relating to executives of similar responsibility. By design, they strive to set executives' salaries at competitive market levels.
The Officers are motivated to achieve goals consistent with the Company's business strategy. The directors agree to recognize each individual executive result and contribution to the Company's overall business results.

They believe maximum performance can be encouraged through the use of appropriate incentive programs. Incentive programs for executives are as follows:

SHORT-TERM INCENTIVE PLAN COMPENSATION

Annual incentive awards are made to executives and managers to recognize and reward corporate and individual performance. The directors' plan provides an incentive fund. A portion of the available bonus is reserved for discretionary performance awards by the Company's President for other employees whose efforts and performance are judged to be exceptional.
Due to the Company's preservation of cash and because the Company has limited revenues and it is not in gold production, the cash incentives have been deferred, however incentives, at the discretion of the recipient, may be payable by the issuance of the Company's common shares. There were no cash or other bonuses paid to any executive during the past five or more fiscal years. The amount individual executives may earn is directly dependent upon the individual's position, responsibility, and ability to impact the Company's financial success. External market data is reviewed periodically to determine competitive incentive opportunities for individual executives. (Reference is made to "Chief
Executive Officer" for additional information.)

LONG-TERM INCENTIVE PLAN COMPENSATION

Other than the promises, assurances, and understanding that the accrued salary of late President Edward L. Machulak as of March 31, 2008 ($3,455,786), will be paid and an adjustment will be made at such time as the Company has adequate funds to compensate him for the loss of the dollar value due to inflation that took place over the past 26.58 years, the only other obligation associated with his services is as follows: On February 16, 1987, by a Consent Resolution of all of the Directors, late President Edward L. Machulak was awarded as a bonus compensation the following: For a period of twenty (20) years, commencing the first day of the month following the month in which the Company begins to produce gold on a full production basis from its El Salvadoran gold mining operations, the Company will pay annually to the late President two percent (2%) of the pre-tax profits earned from these operations.

SERVICES AND CONSULTING COMPENSATION PLAN COVERED UNDER SEC FORM S-8
REGISTRATIONS

On June 7, 2006, the Company filed its sixth SEC Form S-8 Registration Statement No. 333-134805 under the Securities Act of 1933, and it registered 3,000,000 of the Company's $.10 par value common shares for the purpose of distributing shares pursuant to the plan contained in such registration. Of the 3,000,000 shares registered, 1,107,580 shares were issued during the fiscal year ending March 31, 2007 and 932,273 shares were issued during this fiscal year, leaving a balance of 960,147 unissued Form S-8 common shares as of March 31, 2008.

COMMERCE GROUP CORP. EMPLOYEE BENEFIT ACCOUNT (CGCEBA)

This account was established for the purpose of compensating the Company's employees for benefits such as retirement, severance pay, and all other related compensation that is mandatory under El Salvadoran labor regulations, and/or as determined by the Officers of the Corporation. The directors provide the officers of the Company with the authority to issue its common shares to the CGCEBA on an as needed basis. Under this plan, payment can be made to any employee of the Company or the Company's subsidiaries. The CGCEBA has sold some of the shares issued to this account from time to time to meet its obligations primarily to its El Salvadoran employees. As of March 31, 2008, there were 800,000 common shares in this account with a value of $256,000.

EMPLOYMENT AGREEMENTS

With the exception of the disclosure made herein relative to the bonus compensation for the late President Edward L. Machulak, and because the directors have agreed that he would be adequately compensated, he had no separate employment agreements, but he had a general understanding of the incentive compensation and the adjustment for inflation, etc. promised to him. There are no formal termination or severance arrangements.

CHIEF EXECUTIVE OFFICER

In order to induce the late President of the Company, Mr. Edward L. Machulak, to use his best efforts to place the San Sebastian Gold Mine into production, to locate or identify the gold ore reserves, to conduct the exploration in the two concessions received from the Republic of El Salvador, to have the Company acquire any other director-approved business, or to successfully merge the Company into another business entity or arrangement, the directors had assured him that he would be adequately compensated for his time, effort and achievements. This additional recompense is to make certain that the Company's goal to produce gold is realized and/or that another business may be acquired or that a merger take place. The directors believed that maximum performance would be achieved due to the assurance of these continuous promises. They also recognized that the price of gold prior to January 2002 was depressed and that presently the price of gold is at its peak level since 1980 which should assure a reasonable profit if the Company were in production. The fact that at this time there is more worldwide interest in gold makes the prospects of achieving a loan or business arrangement more positive.

In view of the fact that the late President of the Company had not received any cash payment for salaries for more than 26.58 years and that the value of the amount due to him has deteriorated due to inflation and other economic factors, the directors had agreed to justly take these conditions into consideration at such time when the Company will be in a position to make a cash or any other mutually satisfactory payment arrangement. One of the greater achievements made by the President was to spearhead, direct and obtain two concessions from the Government of El Salvador, which vastly expanded the Company's mining rights from an area of 1,454 acres to an area of 21,489 acres, all in and around the San Sebastian Gold Mine. This additional area includes eleven formerly-operated mines which should provide an additional opportunity to locate or identify the gold and silver ore reserves. Also, a 30-year renewed exploitation concession was obtained.

The directors believed that the Company's President was achieving the Company's objective considering that the equity funding arrangements for the mining operations continue to be problematic. The interest in funding has been greatly enhanced since the price of gold has increased dramatically, but so far the terms and conditions in the funding proposals have not been acceptable.

Compensation Committee of the Board of Directors

Edward A. Machulak (Chairman)
John H. Curry
Sidney Sodos

EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE

The following table discloses compensation for the past three fiscal years ended March 31, earned, but not received (all accrued) by the Company's late Chief Executive Officer; there was no other Company Executive Officer that earned or was paid a salary in excess of $100,000 during this fiscal year:

                                       Annual                   All Other
                                   Compensation               Compensation
Name and Principal Position  Year      Salary (1)     Bonus   (1)(2)(3)&(4)
---------------------------  ----  ----------------   -----   --------------
Edward L. Machulak           2008  $178,750 (None    (1)&(2)   All Accrued-
(Late Chairman, President,         Paid-$104,271               None Paid
Chief Executive Officer            Accrued 4/1/07-
and Treasurer                      10/31/07)

                             2007  $178,750 (None    (1)&(2)   All Accrued-
                                   Paid-All Accrued)           None Paid

                             2006  $178,750 (None    (1)&(2)   All Accrued-
                                   Paid-All Accrued)           None Paid

(1) The total salaries and vacation pay payable to the late Edward L. Machulak over a 26.58-year period amounted to $3,455,786 and were accrued from April 1, 1981 to October 31, 2007 (the month of his death) as follows:


Period                               Years   Annual Salary     Total
------                               -----   -------------     -----
April 1, 1981 - March 31, 1992       11.00     $ 67,740      $  745,140
April 1, 1992 - September 30, 1996    4.50     $114,750      $  516,375
October 1, 1996 - October 31, 2007   11.08     $165,000      $1,828,750
                                     -----                   ----------
  Balance                            26.58                   $3,090,265


Vacation Pay                         Months      Payment       Total
------------                         ------      -------       -----
April 1, 1981 - October 31, 2007     26.58       $13,750     $  365,521
  Total wages, etc.                                          ----------
  due as of March 31, 2008                                   $3,455,786
                                                             ==========

     At the Company's Annual Board of Directors' Meeting held on October 19, 2001, the Directors adopted a resolution to compensate the late Edward L. Machulak for vacation pay based on one month for each year of service beginning on April 1, 1981 as well as a resolution to make an adjustment to compensate the late Edward L. Machulak for the loss of the dollar purchasing value caused by inflation and other economic factors on the day that the compensation is paid to him. The accrual of salaries is at the request of the Company to assist the Company with its cash preservation. The salaries do not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or ten percent of the total amount of accrued annual salary.

(2) On February 16, 1987, by a Consent Resolution of all of the Directors, Edward L. Machulak, the late President, was awarded as a bonus compensation the following: For a period of twenty (20) years, commencing the first day of the month following the month in which the Company begins to produce gold on a full production basis from its El Salvadoran gold mining operations, the Company will pay annually to the late President two percent (2%) of the pre-tax profits earned from these operations.

(3) On March 11, 1991, the directors decided that it would be in the best interest of the Company to reactivate its Executive Committee with authority to act on behalf of the directors during such time when the directors are not in session; two members were elected to this committee. On October 26, 2007, Directors John H. Curry and Sidney Sodos were elected to serve on this committee with Director Edward A. Machulak. The Executive Committee meets each month or more often when a regular directors' meeting is not held. The members of the Executive Committee (excluding the President of the Company, who is a director and a member of the committee) receive a $400 compensation fee for each meeting attended. During this fiscal year, a total of eleven executive meetings were held. Four were held with Directors Edward L. Machulak and Edward A. Machulak and seven were held with Directors Edward A. Machulak, John H. Curry and Sidney Sodos; all of the meetings were 100% attended.

(4) On February 9, 1998, the directors formed an Audit Committee which meets before or after each quarterly directors' meeting and before or after the annual directors' meeting, providing there is business to be conducted, at no additional compensation. During the fiscal period ended March 31, 2008, four Audit Committee meetings were held. On May 9, 2005, the directors acknowledged that none of them qualified as being an independent Audit Committee member, therefore, they decided that all of the directors in concert would act as an Audit Committee.

(5) Members of the Board of Directors who were directors as of December 5, 1979, and directors thereafter who have been directors for a period of 15 years or more and do not stand for re-election shall become Directors Emeriti. Such directors are entitled to receive notice of all Board meetings, to attend such meetings, and to receive directors' fees regardless of attendance at any meeting, at a fee of not less than that provided prior to becoming a Director Emeritus. An individual serving solely as a Director Emeritus is not entitled to vote on any matter before the Board nor to be counted as a member of the Board for the purpose of determining a quorum. At present, there are two directors who qualify as Director Emeriti, but since they hold a directorship, they are not eligible for benefits.

There have never been any arrangements or understandings between any director and any other person pursuant to which any director was selected as a director, except the understanding between the directors and Edward
L. Machulak, the late President of the Company, as explained under the captions "Employment Agreements" and "Chief Executive Officer" on pages 13 and 14 of this proxy statement.

           CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

The Company currently is only performing exploration, therefore, there were no revenues since April 1, 2000. Various transactions with management on an individual basis and with the affiliates were entered into by the Company in order to utilize assets whenever possible, other than cash to meet its or its affiliates' obligations when due. This practice preserved the Company's cash resources for use in meeting its obligations. These disclosures are updated herein as follows:

(1)  EDWARD L. MACHULAK (ELM) TRANSACTIONS (THE LATE PRESIDENT OF THE
     COMPANY)

With the consent and annual formal approval of the directors, the late President of the Company, as an individual and not as a director or officer of the Company, entered into the following financial transactions with the Company, the status of which is reflected as of March 31, 2008. In addition, in an attempt to preserve cash, the Company had prevailed on ELM to accrue his salary for the past 26.58 years.

The total salaries and vacation pay payable to the late Edward L.
Machulak over a 26.58 year period amounted to $3,455,786 and were accrued from April 1, 1981 to October 31, 2007 (the month of his death) as follows:

Period                               Years   Annual Salary     Total
------                               -----   -------------     -----
April 1, 1981 - March 31, 1992       11.00     $ 67,740      $  745,140
April 1, 1992 - September 30, 1996    4.50     $114,750      $  516,375
October 1, 1996 - October 31, 2007   11.08     $165,000      $1,828,750
                                     -----                   ----------
  Balance                            26.58                   $3,090,265

Vacation Pay                         Months      Payment       Total
------------                         ------      -------       -----
April 1, 1981 - October 31, 2007     26.58       $13,750     $  365,521
  Total wages, etc.                                          ----------
  due as of March 31, 2008                                   $3,455,786
                                                             ==========

The amount of funds which the Company has borrowed from its late President, ELM, as an individual and not as a director or officer of the Company, from time to time, together with accrued interest, amounts to $13,354,281. To evidence this debt, the Company, with the directors' approval, had issued to ELM an open-ended, secured, on-demand promissory note(s), with interest payable monthly at the prime rate plus 2%, but not less than 16% per annum.

In order to satisfy the Company's cash requirements from time to time, ELM has sold or pledged as collateral for loans, shares of the Company's common stock owned by him. In order to compensate ELM for selling or pledging his shares on behalf of the Company, the Company had made a practice of issuing him the number of restricted shares of common stock equivalent to the number of shares sold or pledged, plus an additional number of shares equivalent to the amount of accrued interest calculated at the prime rate plus 3% per annum and payable monthly. The Company received all of the net cash proceeds from the sale or from the pledge of these shares. The Company did not borrow any common shares during this fiscal year. It may owe additional common shares for such shares loaned or pledged by him for collateral purposes to others for the benefit of the Company, all in accordance with the terms and conditions of director-approved, open-ended loan agreements dated June 20, 1988, October 1 4, 1988, May 17, 1989, and April 1, 1990.

On February 16, 1987, the Company granted to ELM, by unanimous consent of the Board of Directors, compensation in the form of a bonus in the amount of 2% of the pre-tax profits realized by the Company from its gold mining operations in El Salvador, payable annually over a period of 20 years commencing on the first day of the month following the month in which gold production commences on a full production basis.

THE LATE PRESIDENT'S OWNERSHIP OF MINERAL SAN SEBASTIAN S.A. DE C.V. (MISANSE) COMMON SHARES

Prior proxy statements have detailed the circumstances in which, with directors' approval, the late President has acquired on December 10, 1993, the ownership of 203 Misanse common shares. In addition, as of June 1995, he personally, for his own account, purchased an additional 264 Misanse common shares from a Misanse shareholder in an arms-length transaction. There are a total of 2,600 Misanse shares issued and outstanding. The Company has agreed in connection with the issuance of a previous mining concession from the Government of El Salvador not to exceed its 52% Misanse stock ownership, therefore, the Company at that time could not acquire the shares he purchased. The renewed thirty (30) year concession issued by the Government of El Salvador on May 20, 2004, does not contain this percentage of ownership restriction.

COLLATERAL PLEDGED TO SECURE THE PROMISSORY NOTES

The following collateral is held by the late ELM as an individual and not as a director or officer of Commerce and in concert with the Edward L. Machulak Rollover Individual Retirement Account, the Sylvia Machulak Rollover Individual Retirement Account, Sylvia Machulak as an individual, General Lumber & Supply Co., Inc., and, beginning on March 31, 2007 it includes Machulak, Robertson & Sodos, S.C., John E. Machulak and Susan R. Robertson, husband and wife, Circular Marketing, Inc., and Edward A. Machulak as an individual: (1) 2,002,037 shares of the Sanseb $.10 par value common stock; (2) 1,346 Mineral San Sebastian, S.A. de C.V. common shares, 100 colones par value; (3) 300 Homespan Realty Co., Inc. no par value common shares; (4) 1,800 Universal Developers, Inc. no par value common shares; (5) one voting membership certificate of San Luis Valley Irrigation Well Owners, Inc.; (6) certificate no. 312 consisting of
..001447 units of Augmentation Plan Number One of San Luis Valley Irrigation Well Owners, Inc.; (7) 100 Ecomm Group Inc., $.10 par value common shares; (8) assignment with others of the 1987 concession granted by the Government of El Salvador to Misanse which was assigned by Misanse to the Joint Venture and renewed by the Government of El Salvador on May
20, 2004 with a 30-year term exploitation concession consisting of 304 acres; (9) the New San Sebastian Gold Mine Exploration Concession consisting of an area of 10,070 acres issued on February 24, 2003 and received from the Government of El Salvador on March 3, 2003 for a period of four years beginning on December 27, 2003 and thereafter automatically extended; (10) the Nueva Esparta Exploration Concession consisting of
11,115 acres issued by the Government of El Salvador on May 24, 2004;
(11) the lease agreement by and between Mineral San Sebastian Sociedad Anomina de Capital Variable (Misanse) and Commerce dated January 14,
2003; (12) the San Cristobal Mill and Plant three-year lease executed on April 26, 2004, retroactive to November 13, 2003 and thereafter automatically extended; (13) all of its current investment holdings; (14) all other miscellaneous assets owned by the Company filed under the Uniform Commercial Code requirements, and all other assets owned by the Joint Venture and/or its subsidiaries, including the gold ore reserves;
(15) the assignment and pledge with others of all rights, titles, claims, remedies, and interest held by the Commerce/Sanseb Joint Venture which was formed on September 22, 1987, including the gold ore reserves; and
(16) the cross-pledge collateral rights. A director-approved confirmation agreement dated May 30, 2008 containing details was filed with the U.S. S.E.C. in the Company's Form 10-K as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7.

(2)  EDWARD L. MACHULAK ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT (ELM RIRA)

As of March 31, 2008, the Company had borrowed an aggregate of $1,429,871, including accrued interest, from the Company's late
President's ELM RIRA. These loans are evidenced by the Company's open-ended, secured, on-demand promissory note, with interest payable monthly at the prime rate plus 4% per annum, but not less than 16% per annum.

On August 14, 2000, in order to reduce debt, the directors authorized the officers of the Company to negotiate the sale of its non-income producing asset (all of the precious stones and jewelry) to the ELM RIRA at the Company's book value of $132,448. When this transaction occurs, it will reduce the amount due to the ELM RIRA. On March 28, 2007, in order to reduce the Company's debt and to provide liquidity to the ELM RIRA, the Company, with director approval, sold to the ELM RIRA, 750,000 of its restricted common shares at a price of $.10 for each share and a total of $75,000. The sales price was no less favorable than the sales price negotiated at that time with unrelated third parties. The collateral pledged is the same collateral pledged as described in "(1) Edward L. Machulak (ELM) Transactions (the late President of the Company)."

Reference is also made to "Transactions with Management and Others," and specifically to "Collateral Pledged to Secure the Promissory Notes" for a description of collateral pledged in concert with the other described lenders.

(3)  GENERAL LUMBER & SUPPLY CO., INC. ("GENERAL LUMBER" OR "GLSCO")

Also, with the consent and approval of the directors, a company in which the President has a 55% ownership (General Lumber), entered into the following agreements, and the status is reflected as of March 31, 2008:

General Lumber has been issued an open-ended, secured, on-demand
promissory note by the Company which amounts to $3,242,264.   The annual
interest rate is 4% plus the prime rate, but not less than 16%, and it is payable monthly.

The Company leases approximately 4,032 square feet on a month-to-month basis for its corporate headquarters office; the monthly rental charge is $2,789, and the annual amount charged for the past three fiscal years is as follows: 2008, $33,468; 2007, $33,468; and 2006, $33,468.

General Lumber provides employee insurance, consulting, administrative services, use of its vehicles and other property as required from time to time by the Company. Total charges for these services were as follows: 2008, $17,846; 2007, $17,846; and 2006, $17,846.

In lieu of cash payments for the office space rental and for the consulting, administrative services, etc., these amounts due are added each month to General Lumber's open-ended, secured, on-demand promissory note issued by the Company.

In addition, General Lumber does use its credit facilities from time to time to purchase items needed for the Joint Venture's mining needs.

The collateral specifically pledged to General Lumber securing the promissory note(s) is as follows: (1) 48,645 San Luis Estates, Inc. common shares, $.50 par value; (2) an interest with the President of the Company in an assignment and pledge of all of the corporate assets and on all of its subsidiaries' assets which has been filed under the Uniform Commercial Code requirements; and (3) reference is made to the "Transactions with Management and Others" and the late Edward L. Machulak's "Collateral Pledged to Secure the Promissory Notes" for a description of collateral pledged in concert with other described lenders.

The Company purchased merchandise that it required from time to time from General Lumber during its fiscal year ended March 31, 2008, on behalf of itself and its Joint Venture. These purchases are believed to have been at a price and at terms equal to or better than generally offered to other customers.

(4) SYLVIA MACHULAK ROLLOVER INDIVIDUAL RETIREMENT ACCOUNT (SM RIRA) AND SYLVIA MACHULAK, AS A CONSULTANT (SM)

As of March 31, 2008, the SM RIRA has the Company's open-ended, secured, on-demand promissory note in the sum of $994,866 which bears interest at an annual rate of prime plus three percent, but not less than 16% and the interest is payable monthly.

The SM RIRA has as collateral the following: (1) 48,645 San Luis Estates, Inc. common shares, $.50 par value; and (2) assignment with others of the 1987 concession granted to Misanse which was assigned by Misanse to the Joint Venture; and (3) reference is made to the "Transactions with Management and Others" and the late Edward L. Machulak's "Collateral Pledged to Secure the Promissory Notes" for a description of collateral pledged in concert with other described lenders.

The late President's wife has performed consulting services for which payment has not been made since October 1, 1994. On September 16, 1994 the directors adopted a resolution to establish her compensation as a consultant to be $2,800 per month to be continued until such time that her consulting and advisory services are terminated. On October 20, 2000, the directors, pursuant to a resolution, agreed to record the liability to SM by recognizing that she did not receive any payment for her services from October 1, 1994 through September 30, 2000. Therefore, an amount equaling 72 months multiplied by $2,800 or $201,600 was recorded on the Company's financial statements as an accrual of funds owed to her. Beginning with October 1, 2000, her monthly consulting fees were increased to $3,000 a month, which amounted to 90 months or $270,000. The total amount due to her as of March 31, 2008 is $471,600.

(5)  MACHULAK, ROBERTSON & SODOS, S.C. ("LAW FIRM")

The Law Firm which represents the Company in which a son of the President and one of the Company's directors are principals is owed as of March 31, 2008, the sum of $454,443.75 for 2,019.75 hours of legal services rendered from July 1980 through February 29, 2008. The amount due is based on the present current hourly rate charged by the Law Firm to the Company. By agreement, these fees are to be adjusted to commensurate with the hourly fees charged by the Law Firm on the date of payment of this obligation.

Reference is made to the "Transactions with Management and Others" and the late Edward L. Machulak's "Collateral Pledged to Secure the
Promissory Notes" for a description of collateral pledged in concert with other described lenders.

(6)  JOHN E. MACHULAK AND SUSAN R. ROBERTSON, HUSBAND AND WIFE  ("M&R")

As of March 31, 2008, M&R has the Company's open-ended, secured, on-demand promissory note in the sum of $293,308 which bears interest at an annual rate of prime plus three percent, but not less than 16% and the interest is payable monthly.

Reference is made to the "Transactions with Management and Others" and the late Edward L. Machulak's "Collateral Pledged to Secure the
Promissory Notes" for a description of collateral pledged in concert with other described lenders.

(7) CIRCULAR MARKETING, INC. AND EDWARD A. MACHULAK AS AN INDIVIDUAL ("CMI and EAM")

As of March 31, 2008, CMI and EAM have the Company's open-ended, secured, on-demand promissory note in the sum of $102,181 which bears interest at an annual rate of prime plus three percent, but not less than 16% and the interest is payable monthly.

In addition to the promissory note, CMI is owed the sum of $113,210 for services rendered and service charges through March 31, 2008.

Reference is made to the "Transactions with Management and Others" and the late Edward L. Machulak's "Collateral Pledged to Secure the
Promissory Notes" for a description of collateral pledged in concert with other described lenders.

(8)  CROSS-PLEDGE COLLATERAL AGREEMENT

The late President, ELM, as an individual and not as a director or officer of the Company, the ELM RIRA, General Lumber, the SM RIRA, SM individually, and beginning on March 31, 2007, the Law Firm, M&R, CMI and EAM individually are entitled to specific collateral that has been pledged to them by the Company, its subsidiaries, affiliates, and the Joint Venture. Upon default by the Company, or its subsidiaries, affiliates, or the Joint Venture, ELM, the ELM

RIRA, General Lumber, the SM RIRA, and SM, have the first right to the proceeds from the specific collateral pledged to each of them, and beginning on March 31, 2007, it includes the Law Firm, M&R, CMI and EAM. The Company, its subsidiaries, its affiliates, and the Joint Venture also have cross-pledged the collateral without diminishing the rights of the specific collateral pledged to each of the following: the late ELM, the ELM RIRA, General Lumber, the SM RIRA, SM and beginning on March 31, 2007, the Law Firm, M&R, CMI and EAM. The purpose and the intent of the cross-pledge of collateral is to assure the late ELM, the ELM RIRA, General Lumber, the SM RIRA, SM, and beginning on March 31, 2007, the Law Firm, M&R, CMI and EAM that each of them would be paid in full; and any excess collateral that would be available is for the purpose of satisfying any debts and obligations due to each of the named parties. The formula to be used (after deducting the payments made from the specific collateral) is to total all of the debts due to the late ELM, the ELM RIRA, General Lumber, the SM RIRA, SM, and beginning on March 31, 2007, the Law Firm, M&R, CMI and EAM, and then to divide the total debt into each individual debt to establish each individual percentage of the outstanding debt due. This percentage then will be multiplied by the total of the excess collateral to determine the amount of proceeds to be paid to each party from the excess collateral due to each of them.

(9)  CANCELLATION OF THE INTER-COMPANY DEBTS UPON DEFAULT

Since part of the collateral pledged to the late ELM, the ELM RIRA, General Lumber, the SM RIRA, SM, and beginning on March 31, 2007, to the Law Firm, M&R, CMI and EAM is the common stock of Homespan Realty Co., Inc., Ecomm Group Inc., San Sebastian Gold Mines, Inc., San Luis Estates, Inc.; Mineral San Sebastian, S.A. de C.V., Universal Developers, Inc., and one hundred percent of the Company's interest in the Commerce/Sanseb Joint Venture, the Company agreed, upon default of the payment of principal or interest to any of the lenders mentioned herein, that it will cancel any inter-company debts owed to the Company by any of its wholly-owned subsidiaries or affiliates at such time as any of the stock or Joint Venture ownership is transferred as a result of default of any promissory note.

(10)  GUARANTORS

The agreement among the lenders further confirms that the Company and all of the following are guarantors of loans made to each of the lenders:
Commerce/Sanseb Joint Venture; Homespan Realty Co., Inc.; Ecomm Group Inc., San Luis Estates, Inc.; San Sebastian Gold Mines, Inc.; and Universal Developers, Inc. They jointly and severally guaranteed payment of the note(s) that they caused to be issued and also agreed that these note(s) may be accelerated in accordance with the provisions contained in the agreement and/or any collateral or mortgage/deeds of trust securing these notes. Also, the Company and all of its subsidiaries and affiliates, including the Commerce/Sanseb Joint Venture, agreed to the cross-pledge of the collateral for the benefit of the late ELM, the ELM RIRA, General Lumber, the SM RIRA, SM and beginning on March 31, 2007, to the Law Firm, M&R, CMI and EAM.

(11)  DIRECTORS' AND OFFICERS' TRANSACTIONS

The directors, by their agreement, have deferred cash payment of their director fees beginning on January 1, 1981, until such time as the Company's operations are profitable, and there is a cash flow. In the past, directors were allowed to apply the payment for fees earned by them in exchange for the Company's common shares. Said pricing of shares varied and was dependent partially on the market value of the tradable common shares. Beginning with October 1, 1996, the director fees are $1,200 for each quarterly meeting and $400 for the attendance of any other directors' meeting. The Executive Director fees beginning on October 1, 1996, were fixed at $400 a meeting. The director/president of the Company does not receive any director fees.

During March 2008, the directors/officers exercised their rights to purchase 110,000 common shares, par value $.10, at a price of $.22 per share, for a total of $24,200, in lieu of any cash compensation due to
them.   On February 8, 2008, at a regularly scheduled directors' meeting, the directors adopted a resolution to use the average close bid price of the Company's common shares during a period from December 1, 2007 through February 8, 2008 as a value for the common shares to be issued, but not less than the $.10 par value. This same formula was used the previous year. The average closing bid price during this period was $.22 a share. Therefore, $.22 a share was used in determining the number of shares issued for employee bonuses, consultants, and services rendered, and for other authorized purposes through the fiscal year ended March 31, 2008.

A director provided consulting services to the Company. He was compensated by the Company's issuing its common shares, $.10 par value, to him. During March 2008, 29,773 shares were issued to him for a total compensation of $6,550.

(12)  CONFIRMATION AGREEMENTS

The Company, with directors' approval, as of the end of each fiscal year, enters into confirmation agreements with ELM as an individual, and not as a director or officer of the Company (now deceased), the ELM RIRA, General Lumber, and Sylvia Machulak as an individual and for the SM RIRA, and beginning on March 31, 2007, the Law Firm, M&R, CMI and EAM to acknowledge the amount due, the collateral pledged, and other pertinent facts and understandings of the agreement. These agreements are filed annually as exhibits to the U.S. SEC Form 10-K.

(13)  INTERCOMPANY TRANSACTIONS AND OTHER TRANSACTIONS

(a) In addition to the transactions between the Company and General Lumber, and certain individuals who also are directors and officers of the Company and between the Company and its officers, directors and affiliates, the Company has had transactions with its subsidiaries, San Luis Estates, Inc., Universal Developers, Inc., Homespan Realty Co., Inc., Ecomm Group Inc., San Sebastian Gold Mines, Inc. ($51,526,534 due to the Company), Mineral San Sebastian S.A. de C.V., and substantial transactions with the Commerce/Sanseb Joint Venture.

(b) The Company advances funds, allocates expenses, and charges for disbursements made to the Joint Venture. The Joint Venture in turn capitalizes some of these advances, allocations, expenses, and disbursements.

(c) The Company has adopted a policy to maintain a separate accounting of the amount due to it from Sanseb and the Joint Venture because these liabilities are eliminated in the consolidation of the financial statements. This independent accounting will be maintained by the Company to reflect its investment and the amount due to it. This record will become the official document for future Joint Venture cash distributions. All of the advances and interest earned will be paid to the Company before the distribution to Sanseb of any of the Joint Venture's profits or cash flow.

     The Company maintains a separate accounting for the funds or credits advanced to the Joint Venture and for the interest charged which is at the prime rate quoted on the first business day of each month plus four percent and said interest is payable monthly. These advances, together with interest, are to be paid to the Company prior to the distribution of any of the Joint Venture profits, and are reflected as follows:


     Company Net Advances to the Joint Venture
     -----------------------------------------

                                     Total Advances      Interest Charges
                                     --------------      ----------------
     Balance March 31, 2007            $62,975,723         $43,853,373
     Advances during fiscal year
      ended March 31, 2008               8,423,644           7,780,057
                                       -----------         -----------
     Total Company's net advances      $71,399,367         $51,633,430
     Advances by three of the
      Company's subsidiaries               590,265                   0
                                       -----------         -----------
     Total net advances as of
      March 31, 2008                   $71,989,632         $51,633,430
                                       ===========         ===========


(d)  TRANSACTIONS WITH PENSION OR SIMILAR PLANS

     During December 1983, the Company's Board of Directors authorized the Company to establish a Cash or Deferred Profit Sharing Plan and Trust to meet the requirements for a qualified employee benefit plan as set forth in Section 401 et seq. of the 1954 Internal Revenue Code, Section 401(k) and further authorized that, in lieu of cash, certain assets could be placed in this plan for those who qualify. Since all of the Company's assets are pledged as collateral in connection with outstanding loans, and because of the Company's limited cash position, this plan was not effected, however it is intended to effectuate a plan as soon as it is able to fund it or make other amenable arrangements.

(e)  TRANSACTIONS WITH PROMOTERS

     The Company has entered into a number of consulting agreements with finders of funds. These finders may be deemed to be promoters.

(f)  TERMINATION OF EMPLOYMENT--NONE


               SHAREHOLDERS' PROPOSAL FOR NEXT ANNUAL MEETING

Any proposal of a shareholder intended to be presented at the next Annual Meeting of Shareholders, expected to be held on October 21, 2009 must be received at the office of the Secretary of the Company by March 9, 2009, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                             ANNUAL REPORT

The Company's 2008 Annual Report to Shareholders will be mailed to shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of this proxy solicitation material.

On July 15, 2008, the Company filed with the U.S. SEC its Annual Report on Form 10-K. This Report contains detailed information concerning the Company and its operations, supplementary financial information and certain schedules which, except for exhibits, are included in the Annual Report to Shareholders. A copy of the exhibits will be furnished to shareholders without charge upon written request to: Investor Relations, Commerce Group Corp., 6001 North 91st Street, Milwaukee, Wisconsin 53225. Also, all reports filed with the U.S. SEC can be obtained from the following website: http://www.sec.gov/cgi-bin/browse-edgar.


                          EXPENSES OF SOLICITATION

The total cost of this solicitation will be borne by the Company. In addition to use of the mails, certain officers, directors and employees of the Company, without receiving additional compensation, may solicit proxies personally by telephone, e-mail, or facsimile. The Company may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

                               OTHER MATTERS

Management knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment, and in accordance with the recommendations of the Board of Directors.

The above Notice, Proxy Statement and Form of Proxy are sent by Order of the Board of Directors.

The directors urge you to attend this Meeting and if you are not able to attend, please submit your proxy. Your interest and cooperation are greatly appreciated.


                                      /s/ Edward A. Machulak

                                      Edward A. Machulak

                                      Chairman of the Board, President
October 21, 2008                      and Chief Executive Officer

PROXY                     COMMERCE GROUP CORP.                       PROXY
                         6001 NORTH 91ST STREET
                     MILWAUKEE, WISCONSIN 53225-1795

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward A. Machulak and Sidney Sodos, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Commerce Group Corp. held of record by the undersigned on October 21, 2008, at the annual meeting of shareholders to be held on December 19, 2008, or any adjournment or adjournments thereof with respect to the following.

1.  Directors recommend a vote for election of the following Director:

    SYLVIA MACHULAK, Class I Director, term expiring at the 2011 Annual Shareholders' Meeting

                    ______ FOR   ______ WITHHOLD AUTHORITY


2. To ratify the Audit Committee's appointment of Chisholm, Bierwolf & Nilson, LLC as the Company's independent auditors for the Company's fiscal year ended March 31, 2009.

                    ______ FOR ______ AGAINST ______ ABSTAIN

3. In their discretion on any other matter which may properly come before the meeting or any adjournment or adjournments thereof.


               (Continued and to be signed on reverse side)

                         (Continued from other side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the listed director, and for the ratification of the appointment of Chisholm, Bierwolf & Nilson, LLC as independent registered public accounting firm of Commerce Group Corp. for the year ending March 31, 2009.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign as full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


             Dated __________________________________________________2008



             ___________________________________________________________
             Signature

             ___________________________________________________________
             Signature if held jointly

(Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.)